UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 5, 2010

Date of Report (Date of
earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 583-3774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.              Other Events.

On June 5, 2010, the Company issued a press release announcing the full efficacy and safety data from its Phase 3 SPEAR (Study of Picoplatin Efficacy After Relapse) trial of picoplatin in the second-line treatment of small cell lung cancer (SCLC).  Dr. Tudor Eliade Ciuleanu, M.D., Ph.D., of Institute of Oncology, Cluj-Napoca, Romania and an investigator for the SPEAR trial, presented the data during an oral session at the American Society of Clinical Oncology (ASCO) 2010 Annual Meeting in Chicago, IL.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference, specifically including the cautionary note regarding forward-looking statements contained in the press release.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)               Exhibits.

99.1 — Press release dated June 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: June 8, 2010	By:	/s/ MICHAEL K. JACKSON

Name: Michael K. Jackson
Title: Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 5, 2010